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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 9, 2003
                 (Date of Earliest Event Reported: May 29, 2002)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                       1-14365                   76-0568816
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600

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Item 5. OTHER EVENTS

         We are filing this Current Report on Form 8-K (i) to update our previous Form 8-Ks filed on June 14, 2002 and October 9, 2002, reporting the announced sale of a series of midstream assets (collectively, the San Juan assets) to El Paso Energy Partners, L.P. and (ii) to provide the estimated impact on our historical financial statements of the San Juan asset sale as well as other asset sales we completed during 2002 with El Paso Energy Partners.

         On November 27, 2002, we completed the sale of our San Juan assets to El Paso Energy Partners, an affiliate for which one of our subsidiaries serves as the general partner, for a price of approximately $776 million (net of capital expenditures and working capital adjustments of $6 million). The San Juan assets sold consist of the following:

      o substantially all of our natural gas gathering, processing and treating assets in the San Juan basin of New Mexico;

      o a 35-mile, 20-inch natural gas pipeline and a 16-mile, 12-inch oil pipeline originating on the Chevron/BHP "Typhoon" platform in the Green Canyon area of the Gulf of Mexico; and

      o more than 500 miles of natural gas liquids pipelines and a related fractionation facility in Houston, Texas.

         The net proceeds we received consist of approximately $426 million in cash and $350 million of Series C units, a new non-voting class of the limited partner interest in El Paso Energy Partners. Prior to the completion of the transaction, we received a fairness opinion from Deutsche Bank stating that the proceeds we would receive from the partnership for these assets were fair in relation to their market value of the assets.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

b. Pro Forma Financial Information

         The accompanying pro forma financial statements reflect the impact on our historical financial statements of the San Juan asset sale, as well as the sale of the Texas and New Mexico midstream assets that we sold to the partnership in April 2002. We have prepared these pro forma financial statements to allow you to evaluate the impact on our historical financial statements of the sales we have completed to the partnership during 2002. The historical financial statements and periods for which these pro forma statements have been prepared include the balance sheet as of September 30, 2002, and the income statements for the nine months ended September 30, 2002, and for the year ended December 31, 2001. These pro forma statements are unaudited. The pro forma balance sheet as of September 30, 2002, is derived from the balance sheet presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and reflects only the San Juan asset sale as though the transaction occurred on that date (the sale of our Texas and New Mexico midstream assets have already been reflected in this historical balance sheet). We derived the income statements for the nine months ended September 30, 2002, from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and for the year ended December 31, 2001, from our 2001 Annual Report on Form 10-K. These income statements exclude both the San Juan and Texas and New Mexico asset sales as though these transactions occurred on January 1, 2001. You should not assume that these pro forma statements are indicative of future results or the results we would have achieved had the transactions occurred at the dates presented. Additionally, these pro forma financial statements were prepared under rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. Accordingly, we did not reflect the estimated gain on our sale of the San Juan assets in income, make any assumptions or adjustments for possible increases in common unit distributions by El Paso Energy Partners or assume that any cost savings or synergies occurred following these transactions.

         You should read these pro forma financial statements in conjunction with the historical financial statements included in our 2001 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The pro forma adjustments we have made in this Current Report




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on Form 8-K require us to use estimates and assumptions based on currently available information, which include the costs directly attributable to the San Juan assets (since these assets have been historically managed and operated as part of our overall portfolio of midstream assets in our Field Services segment) and estimates of income tax and interest rates. We believe that our estimates and assumptions are reasonable, and that the significant effects of these asset sales have been properly reflected in our pro forma financial statements. However, actual results may differ from the estimates and assumptions used.




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                               EL PASO CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                  (In millions)

                                                                  El Paso          Pro Forma                As
                                                                 Historical        Adjustments           Adjusted
                                                               --------------    --------------       --------------
                            ASSETS
Current assets
   Cash and cash equivalents                                   $        1,693    $          426 (a)   $        1,693
                                                                                           (426)(b)
   Accounts and notes receivable, net                                   7,446                --                7,446
   Other current assets                                                 4,280              (458)(a)            3,822
                                                               --------------    --------------       --------------
            Total current assets                                       13,419              (458)              12,961
                                                               --------------    --------------       --------------
Property, plant and equipment, net                                     23,641                --               23,641
                                                               --------------    --------------       --------------
Other assets
   Investments in unconsolidated affiliates                             4,967                (2)(a)            5,315
                                                                                            350 (a)
   Other                                                                7,079               (19)(a)            7,094
                                                                                             34 (c)
                                                               --------------    --------------       --------------
                                                                       12,046               363               12,409
                                                               --------------    --------------       --------------

            Total assets                                       $       49,106    $          (95)      $       49,011
                                                               ==============    ==============       ==============

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                            $        6,309    $           --       $        6,309
   Short-term borrowings and other financing obligations                  938              (426)(b)              512
   Other                                                                3,240               (29)(a)            3,448
                                                                                            237 (c)
                                                               --------------    --------------       --------------
            Total current liabilities                                  10,487              (218)              10,269
                                                               --------------    --------------       --------------
Debt                                                                   16,449                --               16,449
                                                               --------------    --------------       --------------
Other liabilities
   Deferred income taxes                                                4,497              (108)(c)            4,389
   Other                                                                3,709                89 (a)            3,798
                                                               --------------    --------------       --------------
                                                                        8,206               (19)               8,187
                                                               --------------    --------------       --------------
Commitments and contingencies

Securities of subsidiaries                                              3,728                --                3,728
                                                               --------------    --------------       --------------
Stockholders' equity
   Common stock                                                         1,815                --                1,815
   Additional paid-in capital                                           4,387                --                4,387
   Retained earnings                                                    4,811               237 (a)            4,953
                                                                                            (95)(c)
   Other, net                                                            (777)               --                 (777)
                                                               --------------    --------------       --------------
            Total stockholders' equity                                 10,236               142               10,378
                                                               --------------    --------------       --------------
            Total liabilities and stockholders' equity         $       49,106    $          (95)      $       49,011
                                                               ==============    ==============       ==============


                             See accompanying notes.



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                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                 (In millions, except per common share amounts)

                                                              El Paso          Pro Forma               As
                                                             Historical        Adjustments          Adjusted
                                                           --------------    --------------      --------------
Operating revenues                                         $        9,398    $        (414)(d)   $        8,991
                                                                                         7 (e)
                                                           --------------    -------------       --------------
Operating expenses
   Cost of products and services                                    4,481             (258)(d)            4,223
   Operation and maintenance                                        1,891              (52)(d)            1,840
                                                                                         1 (e)
   Restructuring and merger-related costs and
       asset impairments                                              405               --                  405
   Ceiling test charges                                               267               --                  267
   Depreciation, depletion and amortization                         1,057              (22)(d)            1,036
                                                                                         1 (e)
   Taxes, other than income taxes                                     212               (5)(d)              207
                                                           --------------    -------------       --------------
                                                                    8,313             (335)               7,978
                                                           --------------    -------------       --------------
Operating income                                                    1,085              (72)               1,013
Other income, net                                                     372               (1)(d)              371
Interest and debt expense                                          (1,008)              11 (f)             (997)
Returns on preferred interests of consolidated
   subsidiaries                                                      (121)              --                 (121)
                                                           --------------    -------------       --------------
Income before income taxes                                            328              (62)                 266
Income taxes                                                          105              (26)(d)               81
                                                                                         2 (e)
                                                           --------------    -------------       --------------
Income from continuing operations                          $          223    $         (38)      $          185
                                                           ==============    =============       ==============
Basic and diluted earnings per common share
   from continuing operations                              $         0.41                        $         0.34
                                                           ==============                        ==============
Basic average common shares outstanding                               548                                   548
                                                           ==============                        ==============
Diluted average common shares outstanding                             549                                   549
                                                           ==============                        ==============


                             See accompanying notes.




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                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                 (In millions, except per common share amounts)

                                                           El Paso            Pro Forma                  As
                                                          Historical         Adjustments              Adjusted
                                                        ---------------    ---------------       ---------------
Operating revenues                                      $        13,699    $          (670)(d)    $       13,038
                                                                                         9 (e)
                                                        ---------------    ---------------       ---------------
Operating expenses
   Cost of products and services                                  6,343               (330)(d)             6,013
   Operation and maintenance                                      2,876               (118)(d)             2,760
                                                                                         2 (e)
   Merger-related costs and asset impairments                     1,841                 --                 1,841
   Ceiling test charges                                             135                 --                   135
   Depreciation, depletion and amortization                       1,327                (55)(d)             1,275
                                                                                         3 (e)
   Taxes, other than income taxes                                   334                (10)(d)               324
                                                        ---------------    ---------------       ---------------
                                                                 12,856               (508)               12,348
                                                        ---------------    ---------------       ---------------
Operating income                                                    843               (153)                  690
Other income, net                                                   786                  3 (d)               789

Interest and debt expense                                        (1,156)                23 (f)            (1,133)
Returns on preferred interests of consolidated
   subsidiaries                                                    (217)                --                  (217)
                                                        ---------------    ---------------       ---------------
Income (loss) before income taxes                                   256               (127)                  129
Income taxes                                                        184                (51)(d)               135
                                                                                         2 (e)
                                                        ---------------    ---------------       ---------------
Income (loss) from continuing operations                $            72    $           (78)      $            (6)
                                                        ===============    ===============       ===============
Basic and diluted earnings (loss) per common share
   from continuing operations                           $          0.14                          $         (0.01)
                                                        ===============                          ===============
Basic average common shares outstanding                             505                                      505
                                                        ===============                          ===============
Diluted average common shares outstanding                           516                                      505
                                                        ===============                          ===============


                             See accompanying notes.



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                               EL PASO CORPORATION
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


EL PASO HISTORICAL

         The amounts in the unaudited pro forma balance sheet and income statement as of and for the nine months ended September 30, 2002, represent our condensed historical consolidated balance sheet and income statement as presented in our Form 10-Q for the period ended September 30, 2002.

         The amounts in the unaudited pro forma income statement for the year ended December 31, 2001, were derived from our 2001 Annual Report on Form 10-K, but include reclassifications to conform the information to the way in which we reported it in our September 30, 2002, Form 10-Q. These reclassification adjustments consisted of the following:

         (1) In June 2002, we adopted a consensus decision reached by the Emerging Issues Task Force (EITF) in EITF Issue No. 02-3, Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities. EITF Issue No. 02-3 requires that we report all physical sales of energy commodities in our energy trading operations, net of the cost of those products. Previously, these items were reported separately. We included these net sales as a component of revenues. For the twelve months ended December 31, 2001, we reclassified costs of $43.5 billion to operating revenues.

         (2) In June 2002, we announced the discontinuance of our coal mining operations and reclassified those activities in our historical financial statements as discontinued operations. During 2001, our net loss from coal mining operations was $5 million.

PRO FORMA ADJUSTMENTS

         These amounts represent the estimated historical results and balances of the San Juan assets as of and for the periods presented. For the periods ended September 30, 2002 and December 31, 2001, these adjustments also include the historical results of the Texas and New Mexico midstream assets we sold to the partnership in April 2002. In addition to these historical results, we have included a number of pro forma adjusting entries, which are discussed below:

PRO FORMA ADJUSTING ENTRIES

(a) To record the net proceeds we received from the sale of the San Juan assets of $426 million in cash and $350 million of El Paso Energy Partners' Series C units. Based on the net book values of the assets sold, we have reflected an estimated pretax gain on the sale of these assets of $323 million, of which $86 million of the pretax gain was deferred since we own a 26.5 percent ownership interest in El Paso Energy Partners.

(b) To record the use of cash proceeds of $426 million from the San Juan asset sale to repay short-term borrowings.

(c) To record the income tax impact of the gain on the sale of the San Juan assets using a statutory income tax rate of 40 percent.

(d) To exclude the historical operating results and related income tax effect of the San Juan assets and the Texas and New Mexico midstream assets for the periods they were included in our historical income statements. Income tax expenses were adjusted at statutory income tax rates of 40 percent for the San Juan assets and 35 percent for the Texas and New Mexico midstream assets.




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(e)    To record the impact on income resulting from the Prince Production platform and the overriding royalty interest in the Prince field. These were assets we received in exchange for our Texas and New Mexico midstream assets. Income tax expenses on this income were adjusted at a statutory tax rate of 35 percent.

(f) To record a reduction in interest expense associated with our use of the cash proceeds of $426 million from the San Juan asset sale and $539 million from the Texas and New Mexico midstream asset sale to reduce short-term borrowings. The rate used to determine these amounts is based on a weighted average interest rate as of September 30, 2002 of 2.4 percent. If this interest rate increased or decreased by 0.125 percent, the impact on interest expense would have been higher or lower by approximately $0.6 million for the nine months ended September 30, 2002, and by approximately $1.2 million for the year ended December 31, 2001.






                                      -8-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   EL PASO CORPORATION



                                      By:       /s/ JEFFREY I. BEASON
                                         ---------------------------------------
                                                    Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date: January 9, 2003